Lord Abbett

Quarterly Portfolio Holdings Report

Lord Abbett
Developing Growth Fund

For the period ended April 30, 2024

Schedule of Investments (unaudited)

April 30, 2024

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 97.54%

COMMON STOCKS 97.54%

Aerospace & Defense 4.35%
AeroVironment, Inc.*	346,891	$55,429,713
Axon Enterprise, Inc.*	92,315	28,955,523
Loar Holdings, Inc.*	375,887	19,666,408
Total		104,051,644

Biotechnology 13.36%
Arcellx, Inc.*	473,172	23,668,063
Blueprint Medicines Corp.*	461,487	42,152,223
Bridgebio Pharma, Inc.*	704,715	18,054,798
Crinetics Pharmaceuticals, Inc.*	339,039	14,856,689
Cytokinetics, Inc.*	154,520	9,475,166
Janux Therapeutics, Inc.*	375,786	21,419,802
Krystal Biotech, Inc.*	250,205	38,311,390
Madrigal Pharmaceuticals, Inc.*	52,739	10,759,811
Natera, Inc.*	523,958	48,665,219
Nuvalent, Inc. Class A*	254,208	17,509,847
SpringWorks Therapeutics, Inc.*	772,803	36,082,172
Vaxcyte, Inc.*	193,365	11,708,251
Viking Therapeutics, Inc.*	187,354	14,909,631
Xenon Pharmaceuticals, Inc. (Canada)*(a)	290,791	11,820,654
Total		319,393,716

Building Products 4.67%
AAON, Inc.	458,101	43,102,723
AZEK Co., Inc.*	407,660	18,605,602
Trex Co., Inc.*	562,458	49,805,656
Total		111,513,981

Capital Markets 3.91%
Evercore, Inc. Class A	174,726	31,712,769
Hamilton Lane, Inc. Class A	219,473	24,519,524
Piper Sandler Cos.	190,322	37,263,144
Total		93,495,437
Investments	Shares	Fair Value
Commercial Services & Supplies 2.20%
MSA Safety, Inc.	138,375	$24,962,850
Tetra Tech, Inc.	141,890	27,628,821
Total		52,591,671

Construction & Engineering 4.82%
Comfort Systems USA, Inc.	169,843	52,551,123
EMCOR Group, Inc.	108,501	38,753,302
Sterling Infrastructure, Inc.*	235,943	23,971,809
Total		115,276,234

Consumer Staples Distribution & Retail 0.75%
Sprouts Farmers Market, Inc.*	271,509	17,927,739

Diversified Consumer Services 3.31%
Bright Horizons Family Solutions, Inc.*	283,329	29,384,051
Duolingo, Inc.*	220,046	49,675,384
Total		79,059,435

Electrical Equipment 1.75%
NEXTracker, Inc. Class A*	320,396	13,709,745
nVent Electric PLC (United Kingdom)(a)	389,372	28,062,040
Total		41,771,785

Electronic Equipment, Instruments & Components 0.79%
Itron, Inc.*	203,788	18,772,951

Financial Services 3.17%
AvidXchange Holdings, Inc.*	2,802,614	32,678,479
Remitly Global, Inc.*	1,006,889	17,952,831
StoneCo Ltd. Class A (Brazil)*(a)	1,616,127	25,211,581
Total		75,842,891

Food Products 1.57%
Freshpet, Inc.*	354,087	37,558,008

Ground Transportation 2.97%
Lyft, Inc. Class A*	2,547,645	39,845,168
Saia, Inc.*	78,515	31,157,107
Total		71,002,275

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

April 30, 2024

Investments	Shares	Fair Value
Health Care Equipment & Supplies 7.55%
Glaukos Corp.*	539,633	$51,804,768
Inspire Medical Systems, Inc.*	108,055	26,112,571
iRhythm Technologies, Inc.*	186,303	20,415,083
RxSight, Inc.*	973,748	50,761,483
TransMedics Group, Inc.*	334,126	31,451,281
Total		180,545,186

Hotels, Restaurants & Leisure 7.33%
Cava Group, Inc.*	931,241	66,993,477
MakeMyTrip Ltd. (India)*(a)	424,143	28,082,508
Shake Shack, Inc. Class A*	197,440	20,899,024
Wingstop, Inc.	153,587	59,098,742
Total		175,073,751

Information Technology Services 0.71%
Wix.com Ltd. (Israel)*(a)	141,630	16,835,558

Machinery 1.49%
Crane Co.	253,680	35,517,737

Personal Care Products 2.17%
BellRing Brands, Inc.*	340,063	18,761,276
elf Beauty, Inc.*	114,732	18,647,392
Oddity Tech Ltd. Class A (Israel)*(a)(b)	445,986	14,512,384
Total		51,921,052

Pharmaceuticals 1.35%
Intra-Cellular Therapies, Inc.*	449,927	32,309,258

Professional Services 2.54%
Parsons Corp.*	411,537	32,309,770
Verra Mobility Corp.*	1,200,590	28,309,912
Total		60,619,682

Semiconductors & Semiconductor Equipment 7.95%
Astera Labs, Inc.*(b)	345,875	29,316,365
Camtek Ltd. (Israel)(a)	519,700	42,080,109
Credo Technology Group Holding Ltd.*	926,039	16,548,317
Impinj, Inc.*	167,724	26,731,851
Onto Innovation, Inc.*	277,157	51,409,852
Rambus, Inc.*	436,981	23,955,298
Total		190,041,792
Investments	Shares	Fair Value
Software 17.22%
Agilysys, Inc.*	435,836	$36,196,180
Appfolio, Inc. Class A*	200,290	45,421,766
CyberArk Software Ltd. (Israel)*(a)	193,723	46,348,228
Descartes Systems Group, Inc. (Canada)*(a)	330,133	30,633,041
DoubleVerify Holdings, Inc.*	391,423	11,468,694
Gitlab, Inc. Class A*	588,461	30,876,549
Guidewire Software, Inc.*	235,866	26,039,606
Ibotta, Inc. Class A*	23,200	2,372,664
JFrog Ltd. (Israel)*(a)	1,007,656	40,185,321
Monday.com Ltd. (Israel)*(a)	127,500	24,139,575
Samsara, Inc. Class A*	743,080	25,955,784
SentinelOne, Inc. Class A*	1,423,828	30,085,486
SPS Commerce, Inc.*	175,410	30,498,537
Varonis Systems, Inc.*	718,251	31,423,481
Total		411,644,912

Technology Hardware, Storage & Peripherals 1.09%
Super Micro Computer, Inc.*	30,364	26,076,603

Trading Companies & Distributors 0.52%
FTAI Aviation Ltd.	177,493	12,461,784
Total Common Stocks (cost $1,741,865,987)		2,331,305,082

	Principal Amount

SHORT-TERM INVESTMENTS 4.06%

Repurchase Agreements 2.80%
Repurchase Agreement dated 4/30/2024, 2.800% due 5/1/2024 with Fixed Income Clearing Corp. collateralized by $68,338,600 of U.S. Treasury Note at 4.875% due 4/30/2026; value: $68,202,471; proceeds: $66,870,340 (cost $66,865,139)	$66,865,139	66,865,139

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(concluded)

April 30, 2024

Investments	Shares	Fair Value
Money Market Funds 1.14%
Fidelity Government Portfolio(c) (cost $27,189,875)	27,189,875	$27,189,875

Time Deposits 0.12%
CitiBank N.A.(c) (cost $3,021,097)	3,021,097	3,021,097
Total Short-Term Investments (cost $97,076,111)		97,076,111
Total Investments in Securities 101.60% (cost $1,838,942,098)		2,428,381,193
Other Assets and Liabilities – Net (1.60)%		(38,201,277)
Net Assets 100.00%		$2,390,179,916

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Security was purchased with the cash collateral from loaned securities.

The following is a summary of the inputs used as of April 30, 2024 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$2,331,305,082	$–	$–	$2,331,305,082
Short-Term Investments
Repurchase Agreements	–	66,865,139	–	66,865,139
Money Market Funds	27,189,875	–	–	27,189,875
Time Deposits	–	3,021,097	–	3,021,097
Total	$2,358,494,957	$69,886,236	$–	$2,428,381,193

(1)	Refer to Note 2(b) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

See Notes to Schedule of Investments.	3

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Developing Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on August 21, 1978. The Fund’s predecessor corporation was organized on July 11, 1973.

The Fund’s investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of the portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day.

Notes to Schedule of Investments (unaudited)(continued)

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of April 30, 2024 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statute of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Notes to Schedule of Investments (unaudited)(concluded)

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of April 30, 2024, the market value loaned and the value received for the Fund was as follows:

Market Value of Securities Loaned	Collateral Received
$29,330,635	$30.210.972

QPHR-DEV-3Q

(06/24)